UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2006

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

           On July 14, 2006, the Compensation Committee of the Board of Directors approved annual stock option grants to the executive officers of Rentech, Inc. (the “Company”) to purchase an aggregate of 690,000 shares of the Company’s common stock.  The Options were granted in accordance with the terms of the Company’s 2006 Incentive Award Plan (the “2006 Plan”).  The Options will vest in three equal annual installments over a period of three years from the date of grant, subject to the executive officer’s continued employment with the Company.  In accordance with the 2006 Plan, the exercise price for the Options is $4.15 per share which is equal to the closing price of the Company’s common stock as reported in the Wall Street Journal on July 13, 2006.  Each Option must be exercised no later than ten years from the date of grant.  Each executive officer will enter into a stock option agreement with the Company related to his stock option grant in substantially the form filed herewith as exhibit 10.1 and incorporated herein by reference.

          Under the 2006 Plan, the Company may grant stock options, restricted stock awards, stock appreciation right awards, performance share awards, performance stock unit awards, dividend equivalent awards, stock payment awards, deferred stock awards, restricted stock unit awards, performance bonus awards, or performance-based awards with respect to a maximum of 5 million shares of the Company’s common stock.  The maximum number of shares of common stock that may be subject to one or more awards to a participant pursuant to the 2006 Plan during any rolling three calendar-year period is 2 million.  To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2006 Plan; however, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligations arising in connection with any awards may not be used for grants under the 2006 Plan.  A description of the terms of the 2006 Plan can be found in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on March 15, 2006.  The section of the proxy statement entitled “Adoption of the 2006 Stock Incentive Award Plan (Proxy Item 4)” is incorporated herein by reference herein.  The foregoing summary and the summary incorporated herein from the proxy statement are qualified in their entirety by the full text of the 2006 Plan, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 10.1	Form of Stock Option Grant Notice and Stock Option Agreement under 2006 Incentive Award Plan.

Exhibit 10.2	2006 Incentive Award Plan (incorporated by reference to Exhibit E to the Company’s Definitive Proxy Statement filed on March 15, 2006).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: July 20, 2006	By:	/s/ Colin M. Morris

Colin M. Morris
Vice President and General Counsel